UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     November 10, 2008

FORCE PROTECTION, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-33523	84-1383888
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9801 Highway 78, Building No. 1, Ladson, SC		29456
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     (843) 574-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 10, 2008, Force Protection, Inc. (the “Company”)  issued a press release announcing its results of operations and financial condition for the quarter ended September 30, 2008.  The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

The information contained in this Item 2.02 of this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01.   Regulation FD Disclosure.

On November 10, 2008, the Company issued a press release announcing its results of operations and financial condition for the quarterly period ended September 30, 2008.  The Company will host a conference call and webcast at 8:30 a.m. Eastern Time on Monday, November 10, 2008 to discuss its results of operations and financial condition and its business outlook.

While the question-and-answer session of the call will be limited to institutional analysts and investors, retail brokers and individual investors are invited to listen to a live webcast.  The webcast may be accessed via the home page of the Company’s website at www.forceprotection.net.  Please visit the website at least 15 minutes prior to the call to register for the webcast and download any necessary software.

The information contained in this Item 7.01 of this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description

99.1	Press release dated November 10, 2008 entitled “Force Protection, Inc. Announces Third Quarter Results”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Force Protection, Inc.
(Registrant)

Date: November 10, 2008
/s/ Lenna Ruth Macdonald
(Signature)

Name: Lenna Ruth Macdonald
Title: Chief Strategy Officer, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated November 10, 2008 entitled “Force Protection, Inc. Announces Third Quarter Results”